SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004

                       World Wrestling Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-27639                04-2693383
 ----------------------------        --------------          -------------------
 (State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                  File Number)            Identification No.)


                    1241 East Main Street, Stamford, CT         06902
                    ----------------------------------------- ----------
                    (Address of principal executive offices)  (Zip code)

       Registrant's telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /    Written communications pursuant to  Rule  425  under  the Securities Act
        (17 CFR 230.425)
/  /    Soliciting material pursuant to  Rule  14a-12  under  the  Exchange  Act
        (17 CFR 240.14a-12)
/  /    Pre-commencement communications pursuant  to  Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))
/  /    Pre-commencement  communications pursuant to  Rule 13e-4(c)  under   the
        Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

     On November 17, 2004, the Company announced that it had assigned to Hard Rock Cafe International the lease for the Company's former entertainment complex, The World, at 1501 Broadway, New York, NY.

Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             99.1     Press Release dated November 17, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WORLD WRESTLING ENTERTAINMENT, INC.



                                           By: /s/ Edward L. Kaufman
                                               ---------------------------------

                                              Edward L. Kaufman
                                              Executive Vice President and
                                              General Counsel

Dated:  November 17, 2004